Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF

SUMMIT HOTEL PROPERTIES, INC. AND SUMMIT HOTEL OP, LP

Summit Hotel Properties, Inc. (the “Company”) is a self-advised hotel investment company that was organized on June 30, 2010 as a Maryland corporation. The Company holds both general and limited partnership interests in Summit Hotel OP, LP (the “Operating Partnership”), a Delaware limited partnership also organized on June 30, 2010.

On May 23, 2013, the Company purchased from affiliates of White Lodging Services Corporation four hotel properties (the “White Lodging Portfolio”) containing an aggregate of 786 guestrooms for a purchase price of $153.0 million. The Company funded this acquisition with senior secured term debt and borrowings under its senior secured revolving credit facility.

The unaudited pro forma consolidated balance sheets of the Company and the Operating Partnership as of March 31, 2013 are presented as if the acquisition of the White Lodging Portfolio occurred on March 31, 2013.

On January 14, 2013, the Company closed on its second follow-on common stock offering and issued 17,250,000 shares of common stock for net proceeds of $148.1 million. The Company contributed the net proceeds to the Operating Partnership in exchange for common units. The Operating Partnership used the proceeds to fund the acquisition of the three Hyatt hotels discussed below that were under contract to purchase and pay down the principal balance of its senior secured revolving credit facility.

On January 22, 2013, the Company purchased from affiliates of Hyatt Hotels Corporation (“Hyatt”), a portfolio of three hotels (the “Hyatt 3 Portfolio”) containing an aggregate of 426 guestrooms for a purchase price of $36.1 million. The Company had previously acquired from Hyatt a portfolio of eight hotels (the “Hyatt 8 Portfolio”) on October 5, 2012. Collectively the eleven hotels acquired from Hyatt are referred to as the Hyatt 11 Portfolio.

On March 11, 2013, the Company purchased a portfolio of five Marriott hotels in New Orleans, LA (the “New Orleans Marriott Portfolio”) containing an aggregate of 823 guestrooms for $135.0 million.

The unaudited pro forma consolidated statements of operations for the Company and the Operating Partnership for the quarter ended March 31, 2013 and the year ended December 31, 2012 are presented as if the second follow-on common stock offering and the acquisitions of the White Lodging Portfolio, the Hyatt 11 Portfolio, and the New Orleans Marriott Portfolio had been completed at the beginning of 2012.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s and the Operating Partnership’s results of operations would have been assuming the acquisitions of the Hyatt 11 Portfolio, the New Orleans Marriott Portfolio, and the White Lodging Portfolio had been completed at the beginning of 2012, nor is it indicative of the results of operations for future periods. The unaudited pro forma financial information reflects the preliminary application of purchase accounting to the acquisitions. The preliminary purchase accounting may be adjusted if any of the assumptions underlying the purchase accounting change. In management’s opinion, all adjustments necessary to reflect the effects of the acquisitions of the White Lodging Portfolio, the Hyatt 11 Portfolio, and the New Orleans Marriott Portfolio have been made. This unaudited pro forma financial information should be read in conjunction with the historical financial statements included in the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

Summit Hotel Properties, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

March 31, 2013

(in thousands)

	Historical Summit Hotel Properties, Inc.	Acquisition of White Lodging Portfolio (1)	Pro Forma Summit Hotel Properties, Inc.
ASSETS

Investment in hotel properties, net	$934,842	$153,000	$1,087,842
Investment in hotel properties under development	10,380	—	10,380
Land held for development	13,844	—	13,844
Assets held for sale	26,920	—	26,920
Cash and cash equivalents	20,790	5,919	26,709
Restricted cash	22,261	4,857	27,118
Trade receivables	12,677	362	13,039
Prepaid expenses and other	2,889	172	3,061
Deferred charges, net	9,324	537	9,861
Deferred tax asset	3,894	—	3,894
Other assets	4,169	62	4,231
TOTAL ASSETS	$1,061,990	$164,909	$1,226,899

LIABILITIES AND EQUITY

LIABILITIES
Debt	$325,673	$161,786	$487,459
Debt related to assets held for sale	6,715	—	6,715
Accounts payable	3,875	523	4,398
Accrued expenses	21,886	2,470	24,356
Derivative financial instruments	534	319	853
TOTAL LIABILITIES	358,683	165,098	523,781

COMMITMENTS AND CONTINGENCIES

EQUITY
Preferred stock, $.01 par value per share, 100,000,000 shares authorized:
9.25% Series A - 2,000,000 shares issued and outstanding (liquidation preference of $50,393)	20	—	20
7.875% Series B - 3,000,000 shares issued and outstanding (liquidation preference of $75,502)	30	—	30
7.125% Series C - 3,400,000 shares issued and outstanding (liquidation preference of $85,183)	34	—	34
Common stock, $.01 par value per share, 450,000,000 shares authorized, 65,678,025 shares issued and outstanding	657	—	657
Additional paid-in capital	705,683	—	705,683
Accumulated other comprehensive income (loss)	(426)	—	(426)
Accumulated deficit and distributions	(39,916)	(180)	(40,096)
Total stockholders’ equity	666,082	(180)	665,902
Noncontrolling interests in Operating Partnership	29,762	(9)	29,753
Noncontrolling interests in joint venture	7,463	—	7,463
TOTAL EQUITY	703,307	(189)	703,118

TOTAL LIABILITIES AND EQUITY	$1,061,990	$164,909	$1,226,899

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Quarter Ended March 31, 2013

(in thousands, except per share)

	Historical Summit Hotel Properties, Inc.	Historical Hyatt 3 Portfolio (2)	Historical New Orleans Marriott Portfolio (3)	Historical White Lodging Portfolio (4)	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.

REVENUES
Room revenue	$60,089	$560	$7,013	$6,036	$—		$73,698
Other hotel operations revenue	3,122	35	499	301	—		3,957
Total Revenues	63,211	595	7,512	6,337	—		77,655

EXPENSES
Hotel operating expenses
Rooms	17,621	202	1,422	1,134	—		20,379
Other direct	8,244	77	968	1,151	—		10,440
Other indirect	16,242	202	2,170	1,286	4	(5)	19,904
Other	213	1	11	29	—		254
Total hotel operating expenses	42,320	482	4,571	3,600	4		50,977
Depreciation and amortization	11,156	203	563	1,301	1,107	(6)	14,330
Corporate general and administrative:
Salaries and other compensation	2,421	—	—	—	—		2,421
Other	656	—	—	—	—		656
Hotel property acquisition costs	654	—	—	—	(299	)(7)	355
Total Expenses	57,207	685	5,134	4,901	812		68,739

INCOME (LOSS) FROM OPERATIONS	6,004	(90)	2,378	1,436	(812)		8,916

OTHER INCOME (EXPENSE)
Interest income	18	—	—	—	—		18
Other income	160	—	—	—	—		160
Interest expense	(4,072)	—	(793)	(904)	489	(8)	(5,280)
Gain (loss) on disposal of assets	6	—	—	—	—		6
Total Other Income (Expense)	(3,888)	—	(793)	(904)	489		(5,096)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,116	(90)	1,585	532	(323)		3,820

INCOME TAX (EXPENSE) BENEFIT	(410)	—	—	—	—		(410)

INCOME (LOSS) FOR CONTINUING OPERATIONS	1,706	(90)	1,585	532	(323)		3,410

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS
Operating Partnership	(37)	—	—	—	85	(9)	48
Joint venture	(37)	—	—	—	—		(37)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SUMMIT HOTEL PROPERTIES, INC.	1,780	(90)	1,585	532	(408)		3,399

PREFERRED DIVIDENDS	(2,452)	—	—	—	—		(2,452)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(672)	$(90)	$1,585	$532	$(408)		$947

WEIGHTED AVERGE COMMON SHARES OUTSTANDING
Basic	62,684				2,492	(10)	65,176

Diluted	62,950				2,492	(10)	65,442

EARNINGS PER SHARE
Basic and diluted net income (loss) per share from continuing operations	$(0.01)						$0.01

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2012

(in thousands, except per share)

	Historical Summit Hotel Properties, Inc.	Historical Hyatt 11 Portfolio (2)	Historical New Orleans Marriott Portfolio (3)	Historical White Lodging Portfolio (4)	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.

REVENUES
Room revenue	$181,598	$33,300	$30,076	$24,487	$—		$269,461
Other hotel operations revenue	7,944	112	2,442	1,157	—		11,655
Total Revenues	189,542	33,412	32,518	25,644	—		281,116

EXPENSES
Hotel operating expenses
Rooms	54,083	10,191	6,394	4,748	—		75,416
Other direct	25,125	3,883	4,354	4,496	—		37,858
Other indirect	51,062	10,157	9,762	4,999	(682	)(5)	75,298
Other	911	55	50	98	—		1,114
Total hotel operating expenses	131,181	24,286	20,560	14,341	(682)		189,686
Depreciation and amortization	34,263	8,696	2,977	5,181	3,374	(6)	54,491
Corporate general and administrative:
Salaries and other compensation	6,039	—	—	—	—		6,039
Other	3,534	—	—	—	—		3,534
Hotel property acquisition costs	3,050	—	—	—	(304	)(7)	2,746
Loss on impairment of assets	660	—	—	—	—		660
Total Expenses	178,727	32,982	23,537	19,522	2,388		257,156

INCOME (LOSS) FROM OPERATIONS	10,815	430	8,981	6,122	(2,388)		23,960

OTHER INCOME (EXPENSE)
Interest income	35	—	—	—	—		35
Other income	731	—	—	—	—		731
Interest expense	(15,585)	—	(4,194)	(3,740)	2,851	(8)	(20,668)
Debt transaction costs	(661)	—	—	—	—		(661)
Gain (loss) on disposal of assets	(198)	(128)	—	—	—		(326)
Gain (loss) on derivative financial instruments	(2)	—	—	—	—		(2)
Total Other Income (Expense)	(15,680)	(128)	(4,194)	(3,740)	2,851		(20,891)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,865)	302	4,787	2,382	463		3,069

INCOME TAX (EXPENSE) BENEFIT	1,238	—	—	—	—		1,238

INCOME (LOSS) FOR CONTINUING OPERATIONS	(3,627)	302	4,787	2,382	463		4,307

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1,429)	—	—	—	1,370	(9)	(59)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SUMMIT HOTEL PROPERITES INC.	(2,198)	302	4,787	2,382	(907)		4,366

PREFERRED DIVIDENDS	(4,625)	—	—	—	—		(4,625)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(6,823)	$302	$4,787	$2,382	$(907)		$(259)

WEIGHTED AVERGE COMMON SHARES OUTSTANDING
Basic	33,717				17,250	(10)	50,967

Diluted	33,849				17,250	(10)	51,099

EARNINGS PER SHARE
Basic and diluted net income (loss) per share from continuing operations	$(0.20)						$(0.01)

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP

Unaudited Pro Forma Consolidated Balance Sheet

March 31, 2013

(in thousands)

	Historical Summit Hotel OP, LP	Acquisition of White Lodging Portfolio (1)	Pro Forma Summit Hotel OP, LP
ASSETS

Investment in hotel properties, net	$934,842	$153,000	$1,087,842
Investment in hotel properties under development	10,380	—	10,380
Land held for development	13,844	—	13,844
Assets held for sale	26,920	—	26,920
Cash and cash equivalents	20,790	5,919	26,709
Restricted cash	22,261	4,857	27,118
Trade receivables	12,677	362	13,039
Prepaid expenses and other	2,889	172	3,061
Deferred charges, net	9,324	537	9,861
Deferred tax asset	3,894	—	3,894
Other assets	4,169	62	4,231
TOTAL ASSETS	$1,061,990	$164,909	$1,226,899

LIABILITIES AND EQUITY

LIABILITIES
Debt	$325,673	$161,786	$487,459
Debt related to assets held for sale	6,715	—	6,715
Accounts payable	3,875	523	4,398
Accrued expenses	21,886	2,470	24,356
Derivative financial instruments	534	319	853
TOTAL LIABILITIES	358,683	165,098	523,781

COMMITMENTS AND CONTINGENCIES

EQUITY
Summit Hotel Properties, Inc., 65,678,025 common units and 8,400,000 preferred units outstanding (preferred units liquidation preference of $211,078)	666,082	(180)	665,902
Unaffiliated limited partners, 3,251,706 common units outstanding	29,762	(9)	29,753
Total partners’ equity	695,844	(189)	695,655
Noncontrolling interests in joint venture	7,463	—	7,463
TOTAL EQUITY	703,307	(189)	703,118

TOTAL LIABILITIES AND EQUITY	$1,061,990	$164,909	$1,226,899

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Quarter Ended March 31, 2013

(in thousands, except per unit)

	Historical Summit Hotel OP, LP	Historical Hyatt 3 Portfolio (2)	Historical New Orleans Marriott Portfolio (3)	Historical White Lodging Portfolio (4)	Pro Forma Adjustments		Pro Forma Summit Hotel OP, LP

REVENUE
Room revenue	$60,089	$560	$7,013	$6,036	$—		$73,698
Other hotel operations revenue	3,122	35	499	301	—		3,957
Total Revenue	63,211	595	7,512	6,337	—		77,655

EXPENSES
Hotel operating expenses
Rooms	17,621	202	1,422	1,134	—		20,379
Other direct	8,244	77	968	1,151	—		10,440
Other indirect	16,242	202	2,170	1,286	4	(5)	19,904
Other	213	1	11	29	—		254
Total hotel operating expenses	42,320	482	4,571	3,600	4		50,977
Depreciation and amortization	11,156	203	563	1,301	1,107	(6)	14,330
Corporate general and administrative:
Salaries and other compensation	2,421	—	—	—	—		2,421
Other	656	—	—	—	—		656
Hotel property acquisition costs	654	—	—	—	(299	)(7)	355
Total Expenses	57,207	685	5,134	4,901	812		68,739

INCOME (LOSS) FROM OPERATIONS	6,004	(90)	2,378	1,436	(812)		8,916

OTHER INCOME (EXPENSE)
Interest income	18	—	—	—	—		18
Other income	160	—	—	—	—		160
Interest expense	(4,072)	—	(793)	(904)	489	(8)	(5,280)
Gain (loss) on disposal of assets	6	—	—	—	—		6
Total Other Income (Expense)	(3,888)	—	(793)	(904)	489		(5,096)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,116	(90)	1,585	532	(323)		3,820

INCOME TAX (EXPENSE) BENEFIT	(410)	—	—	—	—		(410)

INCOME (LOSS) FROM CONTINUING OPERATIONS	1,706	(90)	1,585	532	(323)		3,410

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS IN JOINT VENTURE	(37)	—	—	—	—		(37)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SUMMIT HOTEL OP, LP	1,743	(90)	1,585	532	(323)		3,447

PREFERRED DIVIDENDS	(2,452)	—	—	—	—		(2,452)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON UNIT HOLDERS	$(709)	$(90)	$1,585	$532	$(323)		$995

WEIGHTED AVERGE COMMON UNITS OUTSTANDING
Basic	65,979				2,492	(10)	68,471

Diluted	66,245				2,492	(10)	68,737

EARNINGS PER UNIT
Basic and diluted net income (loss) per unit from continuing operations	$(0.01)						$0.01

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2012

(in thousands, except per unit)

	Historical Summit Hotel OP, LP	Historical Hyatt 11 Portfolio (2)	Historical New Orleans Marriott Portfolio (3)	Historical White Lodging Portfolio (4)	Pro Forma Adjustments		Pro Forma Summit Hotel OP, LP

REVENUE
Room revenue	$181,598	$33,300	$30,076	$24,487	$—		$269,461
Other hotel operations revenue	7,944	112	2,442	1,157	—		11,655
Total Revenue	189,542	33,412	32,518	25,644	—		281,116

EXPENSES
Hotel operating expenses
Rooms	54,083	10,191	6,394	4,748	—		75,416
Other direct	25,125	3,883	4,354	4,496	—		37,858
Other indirect	51,062	10,157	9,762	4,999	(682	)(5)	75,298
Other	911	55	50	98	—		1,114
Total hotel operating expenses	131,181	24,286	20,560	14,341	(682)		189,686
Depreciation and amortization	34,263	8,696	2,977	5,181	3,374	(6)	54,491
Corporate general and administrative:
Salaries and other compensation	6,039	—	—	—	—		6,039
Other	3,534	—	—	—	—		3,534
Hotel property acquisition costs	3,050	—	—	—	(304	)(7)	2,746
Loss on impairment of assets	660	—	—	—	—		660
Total Expenses	178,727	32,982	23,537	19,522	2,388		257,156

INCOME (LOSS) FROM OPERATIONS	10,815	430	8,981	6,122	(2,388)		23,960

OTHER INCOME (EXPENSE)
Interest income	35	—	—	—	—		35
Other income	731	—	—	—	—		731
Interest expense	(15,585)	—	(4,194)	(3,740)	2,851	(8)	(20,668)
Debt transaction costs	(661)	—	—	—	—		(661)
Gain (loss) on disposal of assets	(198)	(128)	—	—	—		(326)
Gain (loss) on derivative financial instruments	(2)	—	—	—	—		(2)
Total Other Income (Expense)	(15,680)	(128)	(4,194)	(3,740)	2,851		(20,891)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,865)	302	4,787	2,382	463		3,069

INCOME TAX (EXPENSE) BENEFIT	1,238	—	—	—	—		1,238

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,627)	302	4,787	2,382	463		4,307

PREFERRED DIVIDENDS	(4,625)	—	—	—	—		(4,625)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON UNIT HOLDERS	$(8,252)	$302	$4,787	$2,382	$463		$(318)

WEIGHTED AVERGE COMMON UNITS OUTSTANDING
Basic	40,780				17,250	(10)	58,030

Diluted	40,912				17,250	(10)	58,162

EARNINGS PER UNIT
Basic and diluted net income (loss) per unit from continuing operations	$(0.20)						$(0.01)

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc. and Summit Hotel OP, LP

Notes to Unaudited Pro Forma Financial Information

(dollars in thousands)

(1)         Reflects the acquisition of the White Lodging Portfolio as if it occurred on March 31, 2013 for a purchase price of $153.0 million, funded with proceeds from senior secured debt and borrowings under the Company’s senior secured revolving credit facility. The following is a summary of the White Lodging Portfolio.

Brand	Location	Number of Guestrooms
SpringHill Suites	Louisville, KY	198
Fairfield Inn & Suites	Louisville, KY	135
SpringHill Suites	Indianapolis, IN	156
Courtyard by Marriott	Indianapolis, IN	297
		786

The following is a summary of assets and liabilities acquired, including an estimate of the Company’s initial allocation of the aggregate purchase price for the White Lodging Portfolio, and the net cash disbursed in connection with the acquisition. The purchase price allocation is based on preliminary information and is, therefore, subject to change.

Land	$19,800
Hotel buildings and improvements	125,033
Furniture, fixtures and equipment	8,167
Total purchase price	153,000
Cash and restricted cash acquired	10,776
Other assets	1,133
Total assets acquired	164,909
Other liabilities	3,312
Net assets acquired	$161,597

Purchase price	$153,000
Acquisition costs	189
Net working capital	8,597
$161,786

Proceeds from senior secured debt	$92,000
Borrowings under senior secured revolving credit facility	69,786
$161,786

(2)         For the quarter ended March 31, 2013, the Historical Hyatt 3 Portfolio column reflects the operating results of the Hyatt 3 Portfolio from January 1 until January 22, 2013, the date of acquisition. For the period from the date of acquisition through March 31, 2013, the operating results of the Hyatt 3 Portfolio are included in the Historical Summit Hotel Properties, Inc. and Historical Summit Hotel OP, LP columns. The operating results of the Hyatt 8 are included in the Historical Summit Hotel Properties, Inc. and Historical Summit Hotel OP, LP columns for the full first quarter ended March 31, 2013.

For the year ended December 31, 2012, the Historical Hyatt 11 Portfolio column reflects the operating results of the Hyatt 8 Portfolio from January 1 until October 5, 2012, the date of acquisition, and the Hyatt 3 Portfolio for the full year ended December 31, 2012. For the period from the date of acquisition of the Hyatt 8 Portfolio through December 31, 2012, the operating results of the Hyatt 8 Portfolio are included in the Historical Summit Hotel Properties, Inc. and Historical Summit Hotel OP, LP columns.

Summit Hotel Properties, Inc. and Summit Hotel OP, LP

Notes to Unaudited Pro Forma Financial Information

(dollars in thousands)

(3)         For the quarter ended March 31, 2013, the Historical New Orleans Marriott Portfolio column reflects the operating results of the New Orleans Marriott Portfolio from January 1 until March 11, 2013, the date of acquisition. For the period from the date of acquisition through March 31, 2013, the operating results are included in the Historical Summit Hotel Properties, Inc. and Historical Summit Hotel OP, LP columns.

For the year ended December 31, 2012, the Historical New Orleans Marriott Portfolio column reflects the operating results of the New Orleans Marriott Portfolio for the full year ended December 31, 2012.

(4)        For the quarter ended March 31, 2013 and the year ended December 31, 2012, the Historical White Lodging Portfolio column reflects the operating results of the White Lodging Portfolio for the full period presented.

(5)         Reflects adjustment to management and franchise fees for the difference between historical fees of the Hyatt 11 Portfolio and the fees the Company has contracted to pay, and to franchise fees for the difference between historical fees of the White Lodging Portfolio and the fees the Company has contracted to pay.

(6)         Reflects adjustment to depreciation resulting from the change in basis of assets acquired in the Hyatt 11 Portfolio, the New Orleans Marriott Portfolio, and the White Lodging Portfolio. The new basis is depreciated using a straight-line method over 22 to 40 years for hotel buildings and improvements and 2 to 15 years for furniture, fixtures and equipment.

(7)         Reflects the removal of acquisition costs related to the Hyatt 11 Portfolio and the New Orleans Marriott Portfolio.

(8)         Reflects adjustment to interest expense resulting from i) the elimination of the historical debt on the New Orleans Marriott Portfolio and the White Lodging Portfolio ii) new term debt related to the White Lodging Portfolio, and iii) the net change in borrowings under the Company’s senior secured revolving credit facility related to the second follow-on common stock offering, the acquisition of the New Orleans Marriott Portfolio, and the acquisition of the White Lodging Portfolio.

(9)         Reflects the allocation of earnings from the acquired portfolios and the effect of pro forma adjustments to noncontrolling interest.

(10)Reflects the issuance of 17,250,000 shares of common stock by the Company related to its second follow-on common stock offering and 17,250,000 common units by the Operating Partnership as if they had occurred on January 1, 2012.